EXHIBIT 99
J. Barry Mitchell Senior Vice President, CFO and Treasurer Lehman Brothers 2005 CEO Energy/Power Conference New York City September 7, 2005 Better Positioned Now than Ever

Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon Corporation's 2004 Annual Report on Form 10-K in (a) ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations-Business Outlook and the Challenges in Managing the Business for each of Exelon, ComEd, PECO and Generation and (b) ITEM 8. Financial Statements and Supplementary Data: Exelon-Note 20, ComEd-Note 15, PECO-Note 14 and Generation-Note 16 and (2) Exelon's Current Report on Form 8-K filed on May 13, 2005 in (a) Exhibit 99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations - Exelon - Business Outlook and the Challenges in Managing the Business and (b) Exhibit 99.3 Financial Statements and Supplementary Data - Exelon Corporation and (3) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company and Exelon Generation Company, LLC (Companies). A discussion of risks associated with the proposed merger of Exelon and Public Service Enterprise Group, Incorporated (PSEG) is included in the joint proxy statement/prospectus that Exelon filed with the SEC pursuant to Rule 424(b)(3) on June 3, 2005 (Registration No. 333-122704). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

Agenda Corporate overview Financial update Illinois post-2006 update Merger update

Earnings $1.86B EPS $2.78 ROE 21% Assets $42.8B Pennsylvania Utility Illinois Utility Nuclear Fossil Power Team EPS $1.00 ROE 22% Assets $16.4B EPS $1.69 ROE (1) 12% Assets $27.6B (1) Reflects parent company receivable added back to PECO Shareholders' Equity. Exelon Overview - 2004

Year-To-Date Results Note: See presentation appendix for adjusted (non-GAAP) operating EPS reconciliations to GAAP. First Half 2005 Highlights: Pension funding Sithe exit Favorable weather Strong generation margins Strong first half: 8% growth in operating earnings; GAAP earnings continue to exceed operating earnings

2005 Adjusted (non-GAAP) Operating EPS $3.00-$3.15 $3.30 2005E $0.11 $0.09 $0.13 $0.04 $0.03 ($0.05) ($0.01) ($0.03) $2.78 ($0.02) $2.20 $2.30 $2.40 $2.50 $2.60 $2.70 $2.80 $2.90 $3.00 $3.10 $3.20 2004 Interest O&M Expense/ Other Generation Margins Amort.& Depr./ PECO CTC Amort. Nuclear Refueling Outages Weather Load Growth SECA / Ancillary Services Risks and Opportunities +/- Weather +/- Power Prices +/- Natural Gas Prices +/- Economy YTD Actual Revised Guidance: $3.00 - $3.15 Expected EPS Drivers Note: See presentation appendix for reconciliation to GAAP reported EPS. Favorable weather comparables and generation margins driving earnings growth for balance of year Prior 2005 Guidance was $2.90-$3.10

$3.07 $0.17 $0.13 ($0.02) ($0.10) ($0.03) ($0.06) ($0.04) $0.05 $0.01 $3.15 ($0.03) $2.50 $2.60 $2.70 $2.80 $2.90 $3.00 $3.10 $3.20 $3.30 $3.40 $3.50 2006 Estimate Weather PECO Other Volume/ Class Mix GenCo RNF O&M Interest Expense, Net All Other Depr. ComEd Other 2005 Estimate Note: See presentation appendix for reconciliation to GAAP reported EPS. 2006 Adjusted (non-GAAP) Operating EPS - Stand-alone Guidance: $3.00 - $3.30 Expected EPS Drivers $3.00-$3.15 $3.00-$3.30 Higher generation margins and normal load growth, partially offset by higher O&M costs, will continue to drive earnings growth in 2006 Risks and Opportunities +/- Weather +/- Power Prices +/- Natural Gas Prices +/- Economy +/- CTC Reset Prior 2005 Guidance was $2.90-$3.10 Nuclear Refueling Outages

2002 2003 2004 2005E 2006E Generation 0.24 0.3 0.33 0.5 0.51 ComEd 0.47 0.45 0.42 0.26 0.27 PECO 0.29 0.25 0.25 0.24 0.22 Composition of Operating Earnings A further shift in relative earnings contribution from Energy Delivery to Generation will occur in 2007 when ComEd becomes a pure wires company and Generation gets a market price for its Midwest production

Ongoing Earnings Drivers - Stand-alone Time * Note: See presentation appendix for reconciliation to GAAP reported EPS. Operating Earnings Per Share* 2004 2005E 2006E 2007E $3.15 $3.00 + End of Illinois Transition Period + PECO Generation Rate + Load Growth - Inflation $2.78 $3.30 $3.00 Strong growth expected 2006 - 2007, primarily driven by end of frozen rates in Illinois

End of Illinois Transition Period ComEd becomes a pure wires business - Returns determined through traditional regulatory processes - No generation margin - Rate increase expected on delivery services tariff (DST) Exelon Generation gets a market price for all its Midwest production - Approximately 90 TWh nuclear and 10 TWh coal - About 2/3 of which is currently supplied to ComEd at a discount to today's market price Composition of earnings shifts from ComEd to Generation ComEd is willing to work with stakeholders to mitigate the potential customer impacts of transitioning to market prices for generation ComEd Genco Exelon Generation Margin - + + DST + N/A + Net Earnings Impact - + + Net impact on earnings is expected to be positive for Exelon overall

Deploying Our Cash Note: Net Cash from Operations includes cash from normal operations, decommissioning investment, and debt issued for pension funding in 2005. See presentation appendix for definition of Free Cash Flow. 3.8 4.0 (0.8) (0.9) (0.5) (0.5) (0.6) (0.6) (1.0) (1.1) (1.1) (1.1) ($5.0) ($4.0) ($3.0) ($2.0) ($1.0) $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 2005E 2006E $ Billions Net Cash from Operations Dividends Transition Debt Retirements EED CapEx Genco CapEx Nuclear Fuel Current Projected Free Cash Flow Our current cash flow forecast reflects increased investments in the core business - mainly on the regulated side (0.1) Corp. CapEx

Exelon consolidated: FFO / Interest 7.5x BBB+/Baa2/BBB+ FFO / Debt 39% Debt Ratio 48% Generation: FFO / Interest 13.6x A-/Baa1/BBB+ FFO / Debt 87% Debt Ratio 29% ComEd: FFO / Interest 5.7x A-/A3/A- FFO / Debt 27% Debt Ratio 41%(2) PECO: FFO / Interest 12.6x A-/A2/A FFO / Debt 36% Debt Ratio 45% Projected 2005 Key Credit Measures Exelon stand-alone: Notes: Exelon consolidated, ComEd and PECO metrics exclude securitization debt. See presentation appendix for FFO (Funds from Operations)/Interest and and FFO/Debt reconciliations to GAAP. (1) Senior unsecured ratings for Exelon consolidated and Generation and senior secured ratings for ComEd and PECO (2) Assumes half of ComEd goodwill is written off Exelon's Balance Sheet is strong Credit Ratings(1) S&P/Moody's/Fitch

Financial Summary - Stand-alone Raised 2005 earnings guidance to reflect strong first half Earnings growth in 2006 driven by higher generation margins, partially offset by higher costs Earnings growth in 2007 driven by end of frozen rates in Illinois Relative earnings contribution shifting from Energy Delivery to Genco Cash flow forecast reflects reinvestment in business - mainly on regulated side Balance sheet strong enough to fund projected investments and continue to grow the dividend History of delivering on commitments

Illinois Post-2006 Update

June 8th intervenor filing demonstrated strong support for an Illinois "Reverse Auction" 11 of the 14 case participants support "Reverse Auction" or variation thereof Support from retail and wholesale community, large consumers and ICC Staff Opposition from Citizens Utility Board, Illinois Attorney General, Cook County State's Attorney's Office ComEd and Ameren agreed to modifications in rebuttal testimony: 35% load cap 50 MW tranche size Switching between ComEd and Ameren on like products Auction to be held by ComEd and Ameren within first 10 days of September Staff to adopt stronger, more visible role in auction process, enhancing consumer protection features of process On August 31st, Illinois Governor informed the ICC Commissioners of his opposition to the auction process ComEd Procurement Case

ComEd Delivery Services Case Filed August 31, 2005 Vital statistics: Delivery Services Tariff (DST) case driven by infrastructure improvements $1.89B revenue requirement $6.19B rate base ($2.57B increase) 11.0% ROE; 54% equity ratio Infrastructure investments DST overall rate impact is an approximate 6% increase on the average residential customer bill New Business and Capacity Additions Maintain Reliability Improve Reliability General Plant Faciltiy Relocation 2001-2004 47 18 15 13 7 West North

Upcoming Activities ComEd Procurement Case August 29 - September 9, 2005: Hearings October 25 - November 4, 2005: Legislature's veto session November 2005: ALJ proposed order January 24, 2006: ICC final order January - May 2006: Spring legislative session September 2006: First auction is conducted January 2007: New rates go into effect ComEd Delivery Services Case February - March 2006: Hearings May - June 2006: ALJ proposed order July 2006: ICC final order January 2007: New rates go into effect

Merger Update

Status of major filings/approvals: FERC Order Approving Merger Without Hearing Issued 7/1/05 FERC approved our application as proposed with no surprises New merger review provisions in energy bill do not apply DOJ Hart-Scott-Rodino Review Both companies have certified substantial compliance with the second request for information The waiting period expired September 1 DOJ review continues thereafter, but is not expected to delay closing Pennsylvania Company rebuttal testimony filed Schedule revised; hearings now planned for September Final PUC decision expected in January, unless we settle earlier New Jersey Schedule revised; hearings now planned for late November/December Final BPU decision expected in May, unless we settle earlier SEC PUHCA repeal will be effective ~ Feb. 8 No PUHCA order needed unless we close before then Merger Regulatory Update

Anticipated Timeline Dec 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Announce Transaction 12/20/04 Shareholder Approvals 7/05 FERC, NJBPU, PA PUC, ICC Regulatory Filings 2/4/05 File Joint Proxy Statement 2/10/05 Work to Secure Regulatory Approvals (FERC, DOJ, ICC*, PA PUC, NJBPU, SEC, and others) Develop Transition Implementation Plans CLOSE TRANSACTION Beginning 1/17/05, Implement Nuclear Operating Services Agreement Q2 2006 * Notice filing only FERC Approval 7/1/05 Respond to DOJ 2nd Request PA PUC Hearings Scheduled NJ BPU Hearings Scheduled NJ BPU Final Decision Expected PA PUC Final Decision Expected

Market Concentration Mitigation 2/4/05 - Filed the merger application with FERC 7/1/05 - FERC issued merger approval order Divestiture Plan Must complete within 12 months Divest a total of 4,000MW fossil fuel facilities Peaking: 1,200MW Mid-Merit: 2,800MW at least 700MW coal-fired "Virtual Divestiture" Transfer control of 2,600MW of baseload nuclear energy Exelon Baseload Load Following Peaking PSEG Baseload Load Following Peaking We believe our FERC-approved mitigation plan fully addresses all market concentration issues

Corporate, Business Services 0.28 Trading 0.13 Fossil 0.1 Nuclear 0.29 Nuclear Production 0.2 20% ~$70m 29% ~$100m 28% ~$100m Trading Genco Corp/ Fossil Corporate, Business Services Nuclear Production Improvements Corp/BSC 0.63 Utility 0.37 43% ~$65m T&D Operations 57% ~$85m Corporate, Business Services 13% ~$45m 10% ~$35m Nuclear Cost Reduction Note: Regulated synergies reflect February 4, 2005 testimony. Unregulated: Exelon Generation Regulated: Exelon Energy Delivery (70% = $350 million) (30% = $150 million) $500 Million of Synergies Beyond Year 1 Synergies are mostly unregulated and are backed-up by detailed execution plans

Financial Benefits of Merger Stronger platform to achieve consistent earnings growth Improved performance of PSEG nuclear plants - already providing benefit for both companies through Nuclear Operating Services Agreement Synergies of $500 million beyond year 1, mostly in unregulated generation business Earnings accretion for each company's shareholders in year 1 14% higher dividend for Exelon shareholders; PSEG shareholders kept whole Strong balance sheet The merger is operations-driven with strong financial benefits for both Exelon and PSEG shareholders

In Summary ...

While Numerous Challenges Lie Ahead... Securing regulatory approvals of merger Containing rising costs Sustaining financial performance if interest rates rise Satisfactorily resolving Illinois procurement and delivery cases

Exelon PSEG Exelon E&G U.S. Rank Nuclear MWs 16,751 3,484 20,235 1 Total MWs (1) 34,457 17,018 51,475 1 Elec. Customers 5,200,000 2,100,000 7,300,000 1 Gas Customers 460,000 1,700,000 2,160,000 7 (1) Year-end 2004; Generation numbers include long-term contracts. Note: EE&G MWs do not include effect of any market power mitigation. We're Better Positioned Now than Ever Unmatched scale and scope through merger Stable growth delivery business with improving operations and constructive regulatory processes. Exceptional generation business uniquely positioned to benefit from: improving power market fundamentals increasing environmental restrictions on fossil fuels Strong balance sheet and financial discipline Experienced management team Generation PEG: EXC:

Better Positioned Now than Ever

Appendix

GAAP EPS Reconciliation 2004 Reconciliation of GAAP Reported and Adjusted (non-GAAP) Operating Earnings per Diluted Share

Note: Items may not add due to rounding. Exelon Consolidated GAAP Earnings to Adjusted (non-GAAP) Operating Earnings - YTD (in Millions, except EPS)

Exelon's outlook for 2005 adjusted (non-GAAP) operating earnings excludes unrealized mark-to-market adjustments from non-trading activities, income resulting from investments in synthetic fuel-producing facilities, the financial impact of the company's investment in Sithe and certain severance costs. The outlook for 2006 adjusted (non-GAAP) operating earnings is Exelon stand-alone and excludes unrealized mark- to-market adjustments from non-trading activities and income resulting from investments in synthetic fuel-producing facilities. These estimates do not include any impact of future changes to GAAP. Earnings guidance is based on the assumption of normal weather. 2005/2006 Earnings Guidance

Cash Flow Definition We define free cash flow as: Cash from operations (which includes pension contributions and the benefit of synthetic fuel investments), Cash used in investing activities, Debt issued for pension funding, Cash used for transition debt maturities, Common stock dividend payments, Other routine activities (e.g., severance payments, system integration costs, tax effect of discretionary items, etc.) and cash flows from divested operations

Appendix - Operations Update

Exelon Operations The Management Model is being applied throughout Exelon operations Improving material condition Improving reliability Improving cost management Consistently replicating good results The Model will continue to be applied under the Nuclear Operating Services Agreement and throughout operations post-merger to achieve: Potential merger synergies The benefits of size and scale A high performance, results-oriented culture The Management Model drives strong repeatable results

Energy Delivery - Reliability System initiatives are leading to improved reliability Investing in transmission and distribution system reliability Improving material condition of bare steel gas system Fixing top-priority distribution circuits Completing high-impact corrective maintenance Early planning and completion of summer critical work Energy Delivery - Keeping the lights on

Nuclear Performance - Production Sustained nuclear production reliability Continued growth in generation output Consistently high capacity factors Continued excellence in refueling outage performance Exelon Nuclear's sustained reliability is a competitive advantage Data sources: Nucleonics Week, Electric Utility Cost Group. Exelon data excludes Salem.

Nuclear Performance - Cost Exelon capitalizes on its nuclear cost advantage Consistent improvement in production cost Industry leader in production cost by a substantial margin The size & scale of the fleet enables low-cost generation Exelon's low-cost nuclear generation is a competitive advantage Data sources: Electric Utility Cost Group